LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 9, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST

Effective May 15, 2013, the first paragraph in the section titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Special Investment Trust” in the fund’s Statement of Additional Information (“SAI”) is deleted and replaced with the following information:

Special Investment Trust. Sam Peters and Albert Grosman each serve as portfolio manager to Special Investment Trust. Brian Lund serves as assistant portfolio manager to Special Investment Trust. The table below provides information regarding other accounts for which Mr. Lund has day-to-day management responsibility. Mr. Peters became a portfolio manager for the fund in 2005. Mr. Grosman became a portfolio manager for the fund in 2011. Mr. Lund became an assistant portfolio manager for the fund in May 2013.

Effective May 15, 2013, the following information is added to the section titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Special Investment Trust” in the fund’s Statement of Additional Information (“SAI”) and is as of May 15, 2013:

Brian Lund

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

As of May 15, 2013, Mr. Lund beneficially owned shares of Special Investment Trust with a value $100,001-$500,000.

Mr. Lund is paid a fixed salary and a bonus. Bonus compensation is reviewed annually and is tied to the value the assistant portfolio manager added to the adviser’s investment process, the quality and timeliness of his analysis work, and the overall results of the adviser. Mr. Lund also receives a comprehensive benefits package that includes, among other things, health coverage, an Employee Stock Purchase Plan, and a 401(k) retirement plan with a corporate match and profit sharing contributions. Mr. Lund may also be eligible to receive stock options and restricted stock from Legg Mason, Inc., the parent company of the adviser, based upon an assessment of his contribution to the success of the company.

Please retain this supplement for future reference.

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